UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003


                                  T-NETIX, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware
 (State or Other Jurisdiction of                                  84-1037352
            Incorporation)          Commission file number      (I.R.S. Employer
                                         0-25016             Identification No.)

              2155 Chenault Drive, Suite 410
                 Carrollton, Texas 75006                               75006
         (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code: (972) 241-1535

                                 Not Applicable
          (Former name or former address, if changed since last report)





Item 5. Other Events.

On July 30, 2003, T-NETIX, Inc. reported its financial results for the second quarter ended June 30, 2003. The July 30, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.02 Press Release dated July 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

        Date:    July 30, 2003                       By:  /s/ Richard E. Cree
                                                     ---------------------------
                                                     Richard E. Cree
                                                     Chief Executive Officer



                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

99.02                      Press Release dated July 30, 2003